UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.         )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MarketAxess Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***   Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on June 10, 2020.    MARKETAXESS HOLDINGS INC.    Meeting Information  Meeting Type: Annual Meeting  For holders as of: April 13, 2020  Date: June 10, 2020 Time: 10:00 AM EDT  Location: Meeting live via the Internet-please visit  www.virtualshareholdermeeting.com/MKTX2020.  The company will be hosting the meeting live via the Internet  this year. To attend the meeting via the Internet please visit  www.virtualshareholdermeeting.com/MKTX2020 and be sure to  have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page).  MARKETAXESS HOLDINGS INC.  55 HUDSON YARDS  15TH FLOOR  NEW YORK, NY 10001   You are receiving this communication because you hold shares in  the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of the more  complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or  easily request a paper copy (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.   D13153-P31858  See the reverse side of this notice to obtain  proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 27, 2020 to facilitate timely delivery.  How to View Online:  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.  NOTICE AND PROXY STATEMENT ANNUAL REPORT  Proxy Materials Available to VIEW or RECEIVE:  How To Vote   Please Choose One of the Following Voting Methods   D13154-P31858  Vote By Internet:  Before The Meeting:  Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.  During The Meeting:  Go to www.virtualshareholdermeeting.com/MKTX2020. Have the information that is printed in the box marked  by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

1a. Richard M. McVey

1b. Nancy Altobello

1c. Steven L. Begleiter

1d. Stephen P. Casper

1e. Jane Chwick

1f. Christopher R. Concannon

1g. William F. Cruger

1h. Justin G. Gmelich

1i. Richard G. Ketchum

1j. Emily H. Portney

1k. Richard L. Prager

1l. John Steinhardt

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020.

3. To approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the 2020 Proxy Statement.

4. To approve the adoption of the MarketAxess Holdings Inc. 2020 Equity Incentive Plan.

NOTE: UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED AND FOR PROPOSALS 2, 3 AND 4, AND WILL BE VOTED BY THE PROXYHOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

D13155-P31858

D13156-P31858